                                                                    Exhibit 99.1

                 AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2001-D

                                   TERM SHEET

                               SUBJECT TO REVISION


THE ISSUING TRUST

AmeriCredit Automobile Receivables Trust 2001-D is a Delaware business trust. The issuing trust will issue the notes and be liable for their payment. The issuing trust's principal asset will be a pool of auto loans.


SELLER

AFS Funding Corp., or AFS FUNDING, is a Nevada corporation which is a wholly-owned special-purpose subsidiary of AmeriCredit. AFS Funding will sell the auto loans to the issuing trust.


SERVICER AND ORIGINATOR

AmeriCredit Financial Services, Inc., or AMERICREDIT, is a Delaware corporation. AmeriCredit originated the auto loans and will service them on behalf of the issuing trust.


THE INSURER

Financial Security Assurance Inc., or FINANCIAL SECURITY, is a New York financial guaranty insurance company. Financial Security will issue a policy, which will guarantee the payment of timely interest and principal due on the notes, but only as described in the section of the prospectus supplement titled "THE POLICY."


THE TRUSTEE

Bank One, NA, or BANK ONE, is a national banking association. Bank One will be the trust collateral agent, the indenture trustee and the backup servicer.


STATISTICAL CALCULATION DATE

o October 4, 2001. This is the date we used in preparing the statistical information used in this term sheet.


INITIAL CUTOFF DATE

o October 17, 2001. The issuing trust will receive amounts collected on the auto loans after this date.


CLOSING DATE

o        On or about October 24, 2001.


DESCRIPTION OF THE SECURITIES

The issuing trust will issue four classes of its asset backed notes. The notes are designated as the "CLASS A-1 NOTES," the "CLASS A-2 NOTES," the "CLASS A-3 NOTES" and the "CLASS A-4 NOTES."

Each class of notes will have the initial note principal balances, interest rates and final scheduled distribution dates listed in the following table:

         INITIAL NOTE
           PRINCIPAL                        FINAL SCHEDULED
CLASS       BALANCE       INTEREST RATE    DISTRIBUTION DATE
-----    ------------     -------------    -----------------
A-1      $200,000,000          __%          November 12, 2002
A-2      $505,000,000      LIBOR + __%        June 13, 2005
A-3      $395,000,000      LIBOR + __%     September 12, 2006
A-4      $400,000,000          __%          November 12, 2008

LIBOR is the rate for deposits in U.S. dollars for a one-month period which appears on the Dow Jones Telerate Page 3750 (or similar replacement page) as of 11:00 a.m., London time, on the related LIBOR determination date.

LIBOR will be determined on the following dates:

o October 22, 2001 for the period from the day of the closing to the first distribution date; and

o thereafter, the second London business day prior to the prior distribution date.

The notes will initially be issued in book entry form only, and will be issued in minimum denominations of $1,000 and multiples of $1,000.

You may hold your notes through DTC in the United States or Clearstream Banking, societe anonyme, or the Euroclear System in Europe.

The notes will be secured solely by the pool of auto loans and the other assets of the issuing trust which are described under the section entitled "The Trust Assets."

DISTRIBUTION DATES

o        When AmeriCredit is the servicer:

         The distribution date will be the 6th day of each month, subject to the business day rule set forth below, commencing on December 6, 2001.

o        If AmeriCredit is not the servicer:

         The distribution date will become the twelfth day of each month.

o        Insured distributions:

         Financial Security will make payment of any unpaid interest and principal due on the notes on the twelfth day of each month.

o        Business day rule:

         If any scheduled date for a distribution is not a business day, then the distribution will be made on the next business day.

o        Record dates:

         The record date for all distribution dates is the close of business on the business day immediately preceding that distribution date.


INTEREST

Interest on the notes of each class will accrue at the interest rate for that class from a distribution date to the day before the next distribution date. In the case of the first distribution date, interest begins to accrue on the day of the closing.

Interest on the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes will be calculated on an "actual/360" basis.

Interest on the Class A-4 Notes will be calculated on a "30/360" basis.


PRINCIPAL

o Principal of the notes will be payable on each distribution date in an amount equal to

         (1) 100% of the principal amortization which occurred in the auto loan pool during the prior calendar month, but not to exceed the amount necessary to maintain the overcollateralization required by Financial Security, plus

         (2) the amount of excess INTEREST collected on the auto loans during the prior calendar month, after paying interest on the notes, paying other expenses and depositing to the spread account the amount required by Financial Security, which will be used to pay PRINCIPAL on the notes on that distribution date, but only as necessary to build and maintain an amount of over-collateralization as required by Financial Security.

         In addition, the outstanding principal amount of the notes of any class, if not previously paid, will be payable on the final scheduled distribution date for that class.

o The classes of notes are "sequential pay" classes which will receive the amount to be paid as principal to the noteholders on each distribution date as follows:

         -        first, the Class A-1 Notes will be paid off;

         - once the Class A-1 Notes are paid off, the Class A-2 Notes will begin to amortize, until they are paid off;

         - once the Class A-2 Notes are paid off, the Class A-3 Notes will begin to amortize, until they are paid off; and

         - once the Class A-3 Notes are paid off, the Class A-4 Notes will begin to amortize, until they are paid off.


THE TRUST ASSETS

The issuing trust's assets will principally include:

o a pool of auto loans, which are secured by new and used automobiles, light duty trucks and vans;

o        collections on the auto loans received after October 17, 2001;

o an assignment of the security interests in the vehicles securing the auto loan pool; and

o        the pre-funding account.


THE AUTO LOAN POOL

The auto loans consist of motor vehicle retail installment sale contracts originated by dealers, or by third-party lenders and then acquired by AmeriCredit or motor vehicle loans originated by AmeriCredit directly with consumers. The auto loans were made primarily to individuals with less than perfect credit due to various factors, including the manner in which those individuals have handled previous credit, the limited extent of their prior credit history, and limited financial resources.


STATISTICAL INFORMATION

The statistical information in this term sheet is based on the auto loans in the pool as of October 4, 2001. The statistical distribution of the characteristics of the auto loan pool as of the initial cutoff date, which is October 17, 2001, will vary somewhat from the statistical distribution of those characteristics as of October 4, 2001, although that variance will not be material.

o        As of October 4, 2001 the auto loans in the pool have:

         -        an aggregate principal balance of $799,998,270.51;

         -        a weighted average annual percentage rate of approximately
                  17.99%;

         - a weighted average original maturity of approximately 64 months;

         - a weighted average remaining maturity of approximately 62 months; and

         - an individual remaining term of not more than 72 months and not less than 3 months.

o As of October 17, 2001 the auto loans in the pool are expected to have an aggregate principal balance of approximately $800,000,000.


PRE-FUNDING FEATURE

Approximately $700,000,000 of the proceeds of the notes will be held by Bank One in a pre-funding account, and will be used to purchase additional auto loans from

AFS Funding. The issuing trust will purchase the additional auto loans from time to time on or before April 30, 2002, from funds on deposit in this account.

These additional auto loans will also have been originated by AmeriCredit, and will not be materially different from the auto loans acquired by the issuing trust on the day of the closing.


THE INSURANCE POLICY

On the day of the closing, Financial Security will issue a financial guaranty insurance policy for the benefit of the noteholders. Under this policy, Financial Security will unconditionally and irrevocably guarantee the payments of interest and principal due on the notes during the term of the policy.

If, on any distribution date, the noteholders do not receive the full amount of the payment then due to them, the shortfall will be paid on the twelfth day of that month either from funds available from a spread account or from the proceeds of a drawing under the policy.


OPTIONAL REDEMPTION

The Class A-4 Notes, if still outstanding, may be redeemed in whole, but not in part, on any distribution date on which AmeriCredit exercises its "clean-up call" option to purchase the auto loan pool. This can only occur after the pool balance declines to 10% or less of its original balance. The redemption price is equal to the unpaid principal amount of the notes of each class then outstanding plus accrued and unpaid interest.


MANDATORY REDEMPTION

o Each class of notes will be redeemed in part in the event that any pre-funding account moneys remain unused on April 30, 2002. The principal amount of each class of notes to be redeemed will be an amount equal to that class's PRO RATA share of the remaining amount.

o The notes may be accelerated and subject to immediate payment at par upon the occurrence of an event of default under the indenture. So long as Financial Security is not in default, the power to declare an event of default will be held by Financial Security. In the case of an event of default, the notes will automatically be accelerated and subject to immediate payment at par. The policy issued by Financial Security does not guarantee payment of any amounts that become due on an accelerated basis, unless Financial Security elects, in its sole discretion, to pay those amounts.


FEDERAL INCOME TAX CONSEQUENCES

For federal income tax purposes:

o Dewey Ballantine LLP, special tax counsel, is of the opinion that the notes will be treated as indebtedness and the issuing trust will not be treated as an association or publicly traded partnership taxable as a corporation. By your acceptance of a note, you agree to treat the notes as indebtedness.

o        Interest on the notes will be taxable as ordinary income

         - when received by a holder using the cash method of accounting, and

         - when accrued by a holder using the accrual method of accounting.

o Dewey Ballantine LLP has prepared the discussion under "MATERIAL FEDERAL INCOME TAX CONSEQUENCES" in the prospectus supplement and "MATERIAL FEDERAL INCOME TAX CONSEQUENCES" in the prospectus and is of the opinion that the discussion accurately states all material federal income tax consequences of the purchase, ownership and disposition of the notes to their original purchaser.


ERISA CONSIDERATIONS

Subject to the important considerations described under "ERISA CONSIDERATIONS" in the prospectus supplement, pension, profit-sharing and other employee benefit plans may purchase notes. You may wish to consult with your counsel regarding the applicability of the provisions of ERISA before purchasing a note.


LEGAL INVESTMENT

The Class A-1 Notes will be eligible securities for purchase by money market funds under Rule 2a-7 of the Investment Company Act of 1940, as amended.


RATING OF THE NOTES

The notes must receive at least the following ratings from Standard & Poor's, a division of the McGraw-Hill Companies, Inc., Moody's Investors Service and Fitch, Inc. in order to be issued:

    CLASS                           RATING
-------------       ----------------------------------------
                     S&P            MOODY'S            FITCH
                    -----           -------            -----
     A-1            A-1+            Prime-1             F1+
     A-2             AAA              Aaa               AAA
     A-3             AAA              Aaa               AAA
     A-4             AAA              Aaa               AAA

The initial auto loan pool's composition, distribution by APR and its geographic concentration as of the statistical calculation date are detailed in the following tables:

                      COMPOSITION OF THE INITIAL AUTO LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                                     NEW                       USED                     TOTAL
                                           ----------------------     ----------------------    ----------------------
Aggregate Principal Balance(1)                     $290,758,490.57            $509,239,779.94           $799,998,270.51

Number of Auto Loans                                        15,222                     36,128                    51,350

Percent of Aggregate Principal Balance                      36.34%                     63.66%                   100.00%

Average Principal Balance                               $19,101.20                 $14,095.43                $15,579.32
    RANGE OF PRINCIPAL BALANCES            ($322.81 TO $52,306.77)    ($317.28 TO $57,680.89)   ($317.28 TO $57,680.89)

Weighted Average APR(1)                                     16.88%                     18.62%                    17.99%
    RANGE OF APRs                                (8.95% TO 27.95%)          (8.95% TO 32.00%)         (8.95% TO 32.00%)

Weighted Average Remaining Term                          66 months                  60 months                 62 months
    RANGE OF REMAINING TERMS                      (3 TO 72 MONTHS)           (3 TO 72 MONTHS)          (3 TO 72 MONTHS)

Weighted Average Original Term                           67 months                  62 months                 64 months
    RANGE OF ORIGINAL TERMS                      (24 TO 72 MONTHS)          (12 TO 72 MONTHS)         (12 TO 72 MONTHS)

----------
(1) Aggregate principal balance includes some portion of accrued interest. As a result, the weighted average APR of the auto loans may not be equivalent to the auto loans' aggregate yield on the aggregate principal balance.

                  DISTRIBUTION OF THE INITIAL AUTO LOANS BY APR
                     AS OF THE STATISTICAL CALCULATION DATE

DISTRIBUTION OF THE
INITIAL AUTO LOANS
   BY APR AS OF
  THE STATISTICAL            AGGREGATE PRINCIPAL      % OF AGGREGATE            NUMBER OF         % OF TOTAL NUMBER OF AUTO
 CALCULATION DATE                 BALANCE(1)       PRINCIPAL BALANCE(2)        AUTO LOANS                 LOANS(2)
 ----------------            -------------------   --------------------        ----------         -------------------------
 8.000% to  8.999%           $       208,548.14                  0.03%                 12                      0.02%
 9.000% to  9.999%                 5,260,198.66                  0.66                 253                      0.49
10.000% to 10.999%                 7,665,020.51                  0.96                 347                      0.68
11.000% to 11.999%                 9,668,601.22                  1.21                 448                      0.87
12.000% to 12.999%                30,678,671.75                  3.83               1,482                      2.89
13.000% to 13.999%                30,155,832.44                  3.77               1,607                      3.13
14.000% to 14.999%                48,656,866.12                  6.08               2,543                      4.95
15.000% to 15.999%                72,759,234.26                  9.09               3,848                      7.49
16.000% to 16.999%                91,176,080.54                 11.40               4,931                      9.60
17.000% to 17.999%               154,719,308.08                 19.34               9,300                     18.11
18.000% to 18.999%                87,247,188.81                 10.91               6,149                     11.97
19.000% to 19.999%                73,696,571.78                  9.21               5,075                      9.88
20.000% to 20.999%                76,341,357.41                  9.54               5,860                     11.41
21.000% to 21.999%                53,335,116.00                  6.67               4,369                      8.51
22.000% to 22.999%                29,386,925.50                  3.67               2,455                      4.78
23.000% to 23.999%                19,239,649.32                  2.40               1,720                      3.35
24.000% to 24.999%                 8,027,488.53                  1.00                 775                      1.51
25.000% to 25.999%                 1,204,246.15                  0.15                 113                      0.22
26.000% to 26.999%                   287,606.88                  0.04                  30                      0.06
27.000% to 27.999%                   133,934.83                  0.02                  16                      0.03
28.000% to 28.999%                    97,223.10                  0.01                  11                      0.02
29.000% to 29.999%                    43,694.29                  0.01                   5                      0.01
30.000% and greater                    8,906.19                  0.00                   1                      0.00

TOTAL:                          $799,998,270.51                100.00%            51,350                     100.00%
                                ===============                ======             ======                     ======

(1)   Aggregate principal balances include some portion of accrued interest.
(2)   Percentages may not add to 100% because of rounding.

          DISTRIBUTION OF THE INITIAL AUTO LOANS BY GEOGRAPHIC LOCATION
                OF OBLIGOR AS OF THE STATISTICAL CALCULATION DATE

                             AGGREGATE PRINCIPAL        % OF AGGREGATE           NUMBER OF          % OF TOTAL NUMBER OF
          STATE                   BALANCE(1)         PRINCIPAL BALANCE(2)        AUTO LOANS            AUTO LOANS(2)
--------------------------   -------------------     --------------------        ----------         --------------------
Alabama                        $  11,976,674.83                 1.50%                  742                       1.44%
Arizona                           27,655,029.98                 3.46                 1,714                       3.34
California                       117,090,194.82                14.64                 7,081                      13.79
Colorado                          10,219,886.69                 1.28                   633                       1.23
Connecticut                        8,287,236.58                 1.04                   564                       1.10
Delaware                           3,482,318.44                 0.44                   218                       0.42
District of Columbia               1,427,181.56                 0.18                    87                       0.17
Florida                           64,385,841.05                 8.05                 4,030                       7.85
Georgia                           31,636,725.03                 3.95                 1,991                       3.88
Idaho                              1,375,999.88                 0.17                    97                       0.19
Illinois                          28,055,737.42                 3.51                 1,839                       3.58
Indiana                           13,500,764.10                 1.69                   878                       1.71
Iowa                               2,774,686.68                 0.35                   180                       0.35
Kansas                             6,154,003.80                 0.77                   377                       0.73
Kentucky                          10,119,485.04                 1.26                   704                       1.37
Louisiana                         13,515,120.10                 1.69                   806                       1.57
Maine                              2,838,808.55                 0.35                   224                       0.44
Maryland                          18,020,962.85                 2.25                 1,093                       2.13
Massachusetts                     11,574,060.35                 1.45                   822                       1.60
Michigan                          20,314,920.19                 2.54                 1,325                       2.58
Minnesota                         10,303,781.01                 1.29                   648                       1.26
Mississippi                        4,931,280.42                 0.62                   298                       0.58
Missouri                           9,795,255.24                 1.22                   668                       1.30
Nebraska                           1,837,742.35                 0.23                   115                       0.22
Nevada                            12,589,183.36                 1.57                   775                       1.51
New Hampshire                      1,943,329.17                 0.24                   156                       0.30
New Jersey                        27,256,963.24                 3.41                 1,849                       3.60
New Mexico                         5,117,507.65                 0.64                   323                       0.63
New York                          36,612,883.98                 4.58                 2,511                       4.89
North Carolina                    23,162,289.82                 2.90                 1,499                       2.92
Ohio                              30,372,734.99                 3.80                 2,153                       4.19
Oklahoma                           6,845,841.40                 0.86                   477                       0.93
Oregon                             3,680,323.26                 0.46                   259                       0.50
Pennsylvania                      34,774,776.70                 4.35                 2,401                       4.68
Rhode Island                       2,508,966.47                 0.31                   193                       0.38
South Carolina                     8,063,531.55                 1.01                   544                       1.06
Tennessee                         12,558,438.96                 1.57                   832                       1.62
Texas                            107,234,689.79                13.40                 6,409                      12.48
Utah                               3,800,602.85                 0.48                   254                       0.49
Vermont                            1,783,122.34                 0.22                   128                       0.25
Virginia                          17,513,492.20                 2.19                 1,259                       2.45
Washington                        13,310,026.24                 1.66                   887                       1.73
West Virginia                      4,519,619.10                 0.56                   313                       0.61
Wisconsin                         11,332,069.66                 1.42                   737                       1.44
Other (3)                          3,744,180.82                 0.47                   257                       0.50

TOTAL:                          $799,998,270.51               100.00%               51,350                     100.00%
                                ===============               ======                ======                     ======

(1)   Aggregate principal balances include some portion of accrued interest.
(2)   Percentages may not add to 100% because of rounding.
(3)   States with aggregate principal balances less than $1,000,000.

YIELD AND PREPAYMENT CONSIDERATIONS

         Prepayments can be made on any of the auto loans at any time. If prepayments are received on the auto loans, their actual weighted average life may be shorter than their weighted average life would be if all payments were made as scheduled and no prepayments were made. Prepayments on the auto loans may include moneys received from liquidations due to default and proceeds from credit life, credit disability, and casualty insurance policies. Weighted average life means the average amount of time during which any principal is outstanding on an auto loan.

         The rate of prepayments on the auto loans may be influenced by a variety of economic, social, and other factors, including the fact that no borrower under an auto loan may sell or transfer that auto loan without the consent of AmeriCredit. AmeriCredit believes that the weighted average life of the auto loans will be substantially shorter than their scheduled weighted average life. This opinion is based primarily on AmeriCredit's assessment of what the actual rate of prepayments will be. Any risk resulting from faster or slower prepayments of the auto loans will be borne solely by the noteholders.

         The rate of payment of principal of the notes will depend on the rate of payment, and the rate of prepayments, of principal on the auto loans. It is possible that the final payment on any class of notes could occur significantly earlier than the date on which the final distribution for that class of notes is scheduled to be paid. Any risk resulting from early payment of the notes will be borne solely by the noteholders.

         Prepayments on auto loans can be measured against prepayment standards or models. The model used in this term sheet, the Absolute Prepayment Model, or ABS, assumes a rate of prepayment each month which is related to the original number of auto loans in a pool of loans. ABS also assumes that all of the auto loans in a pool are the same size, that all of those auto loans amortize at the same rate, and that for every month that any individual auto loan is outstanding, payments on that particular auto loan will either be made as scheduled or the auto loan will be prepaid in full. For example, in a pool of receivables originally containing 10,000 auto loans, if a 1% ABS were used, that would mean that 100 auto loans would prepay in full each month. The percentage of prepayments that is assumed for ABS is not an historical description of prepayment experience on pools of auto loans or a prediction of the anticipated rate of prepayment on either the pool of auto loans involved in this transaction or on any pool of auto loans. You should not assume that the actual rate of prepayments on the auto loans will be in any way related to the percentage of prepayments that we assume for ABS.

         The tables below which are captioned "Percent of Initial Note Principal Balance at Various ABS Percentages" are based on ABS and were prepared using the following assumptions:

         o the issuing trust includes three pools of auto loans with the characteristics set forth in the following table;

         o all prepayments on the auto loans each month are made in full at the specified constant percentage of ABS and there are no defaults, losses or repurchases;

         o each scheduled monthly payment on the auto loans is made on the last day of each month and each month has 30 days;

         o the initial principal amounts of each class of notes are equal to the initial principal amounts set forth on page 1 of this term sheet;

         o interest accrues on the notes at the following assumed coupon rates: Class A-1 Notes, 2.43%; Class A-2 Notes, 2.95%; Class A-3 Notes, 3.65%; and Class A-4 Notes, 4.45%;

         o        payments on the notes are made on the sixth day of each month;

         o        the notes are purchased on October 24, 2001;

         o the scheduled monthly payment for each auto loan was calculated on the basis of the characteristics described in the following table and in such a way that each auto loan would amortize in a manner that will be sufficient to repay the principal balance of that auto loan by its indicated remaining term to maturity;

         o the first due date for each auto loan is the last day of the month of the assumed cutoff date for that auto loan as set forth in the following table;

         o all of the pre-funding account money is used to purchase additional auto loans;

         o AmeriCredit exercises its "clean-up call" option to purchase the auto loans at the earliest opportunity;

         o accelerated principal will be paid on each class of the notes on each distribution date until the first distribution date on which the over-collateralization required by Financial Security is achieved; and

         o the difference between the gross APR and the net APR is equal to the base servicing fee due to the servicer, and the net APR is further reduced by the fees due to Bank One, the owner trustee and Financial Security.

                                                                       REMAINING TERM
                                                                             TO
                     AGGREGATE                        ASSUMED CUTOFF      MATURITY       SEASONING (IN
     POOL        PRINCIPAL BALANCE     GROSS APR           DATE          (IN MONTHS)        MONTHS)
--------------   -----------------     ---------      --------------   --------------    -------------
       1         $   800,000,000          17.991%        11/01/01             62                2
       2         $   700,000,000          17.991%         1/01/02             64                0
                 --------------
     Total       $1,500,000,000
                 ==============

         The following tables were created relying on the assumptions listed above. The tables indicate the percentages of the initial principal amount of each class of notes that would be outstanding after each of the listed distribution dates if certain percentages of ABS are assumed. The tables also indicate the corresponding weighted average lives of each class of notes if the same percentages of ABS are assumed.

         The assumptions used to construct the tables are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under various prepayment scenarios. The actual characteristics and performance of the auto loans will differ from the assumptions used to construct the tables. For example, it is very unlikely that the auto loans will prepay at a constant level of ABS until maturity or that all of the auto loans will prepay at the same level of ABS. Moreover, the auto loans have diverse terms and that fact alone could produce slower or faster principal distributions than indicated in the tables at the various constant percentages of ABS, even if the original and remaining terms to maturity of the auto loans are as assumed. Any difference between the assumptions used to construct the tables and the actual characteristics and performance of the auto loans, including actual prepayment experience or losses, will affect the percentages of initial balances outstanding on any given date and the weighted average lives of each class of notes.

         The percentages in the tables have been rounded to the nearest whole number. As used in the tables which follow, the WEIGHTED AVERAGE LIFE of a class of notes is determined by:

         o multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related distribution date,

         o        adding the results, and

         o dividing the sum by the related initial principal amount of the note.

                    PERCENT OF INITIAL NOTE PRINCIPAL BALANCE
                           AT VARIOUS ABS PERCENTAGES

                                                   CLASS A-1 NOTES                                   CLASS A-2 NOTES
                                    ---------------------------------------------    ----------------------------------------------
        DISTRIBUTION DATE           0.00%       1.00%       1.70%       2.50%        0.00%       1.00%       1.70%        2.50%
        -----------------           ---------   ---------   ---------   ---------    ---------   -----       -----        ---------
          Closing Date                   100         100         100         100          100         100         100          100
            12/6/01                       96          92          89          86          100         100         100          100
             1/6/02                       92          84          78          71          100         100         100          100
             2/6/02                       80          64          53          40          100         100         100          100
             3/6/02                       65          42          25           6          100         100         100          100
             4/6/02                       50          20           0           0          100         100          99           90
             5/6/02                       35           0           0           0          100          99          89           77
             6/6/02                       20           0           0           0          100          91          79           64
             7/6/02                        5           0           0           0          100          82          68           52
             8/6/02                        0           0           0           0           96          74          58           40
             9/6/02                        0           0           0           0           90          65          49           30
            10/6/02                        0           0           0           0           85          60          42           22
            11/6/02                        0           0           0           0           82          55          36           14
            12/6/02                        0           0           0           0           78          50          29            5
             1/6/03                        0           0           0           0           75          45          23            0
             2/6/03                        0           0           0           0           72          40          16            0
             3/6/03                        0           0           0           0           69          35          10            0
             4/6/03                        0           0           0           0           66          29           4            0
             5/6/03                        0           0           0           0           62          24           0            0
             6/6/03                        0           0           0           0           59          19           0            0
             7/6/03                        0           0           0           0           56          15           0            0
             8/6/03                        0           0           0           0           52          10           0            0
             9/6/03                        0           0           0           0           49           5           0            0
            10/6/03                        0           0           0           0           45           0           0            0
            11/6/03                        0           0           0           0           41           0           0            0
            12/6/03                        0           0           0           0           38           0           0            0
             1/6/04                        0           0           0           0           34           0           0            0
             2/6/04                        0           0           0           0           30           0           0            0
             3/6/04                        0           0           0           0           26           0           0            0
             4/6/04                        0           0           0           0           22           0           0            0
             5/6/04                        0           0           0           0           18           0           0            0
             6/6/04                        0           0           0           0           14           0           0            0
             7/6/04                        0           0           0           0           10           0           0            0
             8/6/04                        0           0           0           0            6           0           0            0
             9/6/04                        0           0           0           0            2           0           0            0
            10/6/04                        0           0           0           0            0           0           0            0
            11/6/04                        0           0           0           0            0           0           0            0
            12/6/04                        0           0           0           0            0           0           0            0
             1/6/05                        0           0           0           0            0           0           0            0
             2/6/05                        0           0           0           0            0           0           0            0
             3/6/05                        0           0           0           0            0           0           0            0
             4/6/05                        0           0           0           0            0           0           0            0
             5/6/05                        0           0           0           0            0           0           0            0
             6/6/05                        0           0           0           0            0           0           0            0
             7/6/05                        0           0           0           0            0           0           0            0
             8/6/05                        0           0           0           0            0           0           0            0
             9/6/05                        0           0           0           0            0           0           0            0
            10/6/05                        0           0           0           0            0           0           0            0
            11/6/05                        0           0           0           0            0           0           0            0
            12/6/05                        0           0           0           0            0           0           0            0
             1/6/06                        0           0           0           0            0           0           0            0
             2/6/06                        0           0           0           0            0           0           0            0
             3/6/06                        0           0           0           0            0           0           0            0
             4/6/06                        0           0           0           0            0           0           0            0
             5/6/06                        0           0           0           0            0           0           0            0
             6/6/06                        0           0           0           0            0           0           0            0
             7/6/06                        0           0           0           0            0           0           0            0
             8/6/06                        0           0           0           0            0           0           0            0
             9/6/06                        0           0           0           0            0           0           0            0
            10/6/06                        0           0           0           0            0           0           0            0
            11/6/06                        0           0           0           0            0           0           0            0

  Weighted Average Life
  (years)                               0.48        0.37        0.32        0.29         1.85        1.20        0.95         0.78

                    PERCENT OF INITIAL NOTE PRINCIPAL BALANCE
                           AT VARIOUS ABS PERCENTAGES

                                                   CLASS A-3 NOTES                                  CLASS A-4 NOTES
                                    ---------------------------------------------    ----------------------------------------------
        DISTRIBUTION DATE           0.00%       1.00%       1.70%       2.50%        0.00%       1.00%       1.70%        2.50%
        -----------------           ---------   ---------   ---------   ---------    ---------   -----       -----        ---------
          Closing Date                   100         100         100         100          100         100         100          100
            12/6/01                      100         100         100         100          100         100         100          100
             1/6/02                      100         100         100         100          100         100         100          100
             2/6/02                      100         100         100         100          100         100         100          100
             3/6/02                      100         100         100         100          100         100         100          100
             4/6/02                      100         100         100         100          100         100         100          100
             5/6/02                      100         100         100         100          100         100         100          100
             6/6/02                      100         100         100         100          100         100         100          100
             7/6/02                      100         100         100         100          100         100         100          100
             8/6/02                      100         100         100         100          100         100         100          100
             9/6/02                      100         100         100         100          100         100         100          100
            10/6/02                      100         100         100         100          100         100         100          100
            11/6/02                      100         100         100         100          100         100         100          100
            12/6/02                      100         100         100         100          100         100         100          100
             1/6/03                      100         100         100          96          100         100         100          100
             2/6/03                      100         100         100          86          100         100         100          100
             3/6/03                      100         100         100          76          100         100         100          100
             4/6/03                      100         100         100          66          100         100         100          100
             5/6/03                      100         100          97          57          100         100         100          100
             6/6/03                      100         100          89          47          100         100         100          100
             7/6/03                      100         100          81          38          100         100         100          100
             8/6/03                      100         100          74          29          100         100         100          100
             9/6/03                      100         100          66          20          100         100         100          100
            10/6/03                      100         100          59          11          100         100         100          100
            11/6/03                      100          94          51           2          100         100         100          100
            12/6/03                      100          88          44           0          100         100         100           94
             1/6/04                      100          81          37           0          100         100         100           86
             2/6/04                      100          75          30           0          100         100         100           78
             3/6/04                      100          69          24           0          100         100         100           71
             4/6/04                      100          63          17           0          100         100         100           63
             5/6/04                      100          58          11           0          100         100         100           56
             6/6/04                      100          52           4           0          100         100         100           50
             7/6/04                      100          46           0           0          100         100          98           43
             8/6/04                      100          40           0           0          100         100          92           37
             9/6/04                      100          34           0           0          100         100          86            0
            10/6/04                       97          29           0           0          100         100          80            0
            11/6/04                       91          23           0           0          100         100          75            0
            12/6/04                       86          18           0           0          100         100          70            0
             1/6/05                       80          12           0           0          100         100          64            0
             2/6/05                       74           7           0           0          100         100          59            0
             3/6/05                       68           2           0           0          100         100          54            0
             4/6/05                       62           0           0           0          100          96          50            0
             5/6/05                       56           0           0           0          100          91          45            0
             6/6/05                       50           0           0           0          100          86          41            0
             7/6/05                       44           0           0           0          100          81          37            0
             8/6/05                       38           0           0           0          100          76           0            0
             9/6/05                       31           0           0           0          100          71           0            0
            10/6/05                       25           0           0           0          100          67           0            0
            11/6/05                       18           0           0           0          100          62           0            0
            12/6/05                       11           0           0           0          100          57           0            0
             1/6/06                        4           0           0           0          100          53           0            0
             2/6/06                        0           0           0           0           97          48           0            0
             3/6/06                        0           0           0           0           91          44           0            0
             4/6/06                        0           0           0           0           83          40           0            0
             5/6/06                        0           0           0           0           76          36           0            0
             6/6/06                        0           0           0           0           69           0           0            0
             7/6/06                        0           0           0           0           62           0           0            0
             8/6/06                        0           0           0           0           54           0           0            0
             9/6/06                        0           0           0           0           47           0           0            0
            10/6/06                        0           0           0           0           39           0           0            0
            11/6/06                        0           0           0           0            0           0           0            0

  Weighted Average Life
  (years)                               3.65        2.69        2.10        1.64         4.80        4.21        3.41         2.60

DELINQUENCY AND LOAN LOSS INFORMATION

         The following tables provide information relating to AmeriCredit's delinquency and loan loss experience for each period indicated with respect to all auto loans it has purchased and serviced. This information includes the experience with respect to all auto loans in AmeriCredit's portfolio of auto loans serviced during each listed period, including auto loans which do not meet the criteria for selection as an auto loan.


                             DELINQUENCY EXPERIENCE

Bankrupt accounts which have not yet been charged off are included as delinquent accounts in the table below.

                                            AT SEPTEMBER 30,                                        AT JUNE 30,
                           --------------------------------------------------    ------------------------------------------------
                                    2001                        2000                      2001                      2000
                           ----------------------      ----------------------    ----------------------    ----------------------
                           NUMBER OF                   NUMBER OF                 NUMBER OF                 NUMBER OF
                           CONTRACTS    AMOUNT         CONTRACTS    AMOUNT       CONTRACTS    AMOUNT       CONTRACTS     AMOUNT
                           ---------  -----------      ---------  -----------    ---------  -----------    ---------  -----------
Portfolio at end of
   period(1)                896,602   $11,325,476       626,352   $ 7,448,553     823,919   $10,203,746     568,099   $ 6,649,981
Period of
   Delinquency(2)
   31-60 days(3)             72,247   $   869,137        47,592   $   542,041      57,891   $   676,425      39,793   $   445,797
   61-90 days                19,831       229,303        11,434       126,378      15,460       174,092       9,944       110,521
   91 days or more           10,937       121,698         4,946        51,831       7,042        75,999       3,878        40,103

Total Delinquencies         103,015   $ 1,220,138        63,972   $   720,250      80,393   $   926,516      53,615   $   596,421
Repossessed Assets            8,959       117,924         4,959        58,666       8,001       105,503       3,723        42,764
Total Delinquencies
   and Repossessed
   Assets                   111,974   $ 1,338,062        68,931   $   778,916      88,394   $ 1,032,019      57,338   $   639,185
Total Delinquencies as
   a Percentage of the
   Portfolio                   11.5%         10.8%         10.2%          9.7%        9.7%          9.1%        9.4%          9.0%
Total Repossessed
   Assets as a
   Percentage of the
   Portfolio                    1.0%          1.0%          0.8%          0.8%        1.0%          1.0%        0.7%          0.6%
Total Delinquencies
   and Repossessed
   Assets as a
   Percentage of the
   Portfolio                   12.5%         11.8%         11.0%         10.5%       10.7%         10.1%       10.1%          9.6%

----------
(1) All amounts and percentages are based on the Principal Balances of the Receivables. Principal Balances include some portion of accrued interest. All dollar amounts are in thousands of dollars.
(2) AmeriCredit considers a loan delinquent when an Obligor fails to make a contractual payment by the due date. The period of delinquency is based on the number of days payments are contractually past due.
(3) Amounts shown do not include loans which are less than 31 days delinquent.

                              LOAN LOSS EXPERIENCE

                                                    THREE MONTHS ENDED               FISCAL YEAR ENDED
                                                       SEPTEMBER 30,                      JUNE 30,
                                                ---------------------------      ---------------------------
                                                   2001             2000            2001             2000
                                                -----------      ----------      -----------      ----------
Period-End Principal Outstanding(1)             $11,325,476      $7,448,553      $10,203,746      $6,649,981
Average Month-End Amount Outstanding During
   the Period(1)                                 10,757,878       7,039,294        8,291,636       5,334,580
Net Charge-Offs(2)                                  104,213          65,547          301,691         214,276
Net Charge-Offs as a Percentage of
   Period-End Principal Outstanding(3)                 3.7%            3.5%             3.0%            3.2%
Net Charge-Offs as a Percent of Average
   Month-End Amount Outstanding(3)                     3.8%            3.7%             3.6%            4.0%

(1) All amounts and percentages are based on the Principal Balances of the Receivables. Principal Balances include some portion of accrued interest. All dollar amounts are in thousands of dollars.
(2) Net Charge-Offs equal Gross Charge-Offs minus Recoveries. Gross Charge-Offs do not include unearned finance charges and other fees. Recoveries include repossession proceeds received from the sale of repossessed Financed Vehicles net of repossession expenses, refunds of unearned premiums from credit life and credit accident and health insurance and extended service contract costs obtained and financed in connection with the vehicle financing and recoveries from Obligors on deficiency balances.
(3)      Annualized.